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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We have issued our report dated March 24, 2000, accompanying the consolidated financial statements included in the Annual Report of PopMail.com (formerly Cafe Odyssey, Inc.) on Form 10-KSB for the year ended January 2, 2000. We hereby consent to the incorporation by reference of said report in Amendment No. 2 to the Registration Statement of PopMail.com, inc. on Form S-3 (File No. 333-93317).


                                                     /s/ GRANT THORNTON LLP

Minneapolis, Minnesota

April 10, 2000






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